FIRST COLONIAL BANKSHARES CORPORATION


                        POWER OF ATTORNEY WITH RESPECT TO
                             REGISTRATION STATEMENT
                            COVERING COMMON STOCK OF
                               FIRSTAR CORPORATION


             KNOW ALL MEN BY THESE PRESENTS that the undersigned, an officer and/or director of FIRSTAR CORPORATION, does hereby constitute and appoint Roger L. Fitzsimonds, John A. Becker, Howard H. Hopwood, William H. Risch and William J. Schulz, and each of them, severally, his or her true and lawful attorney and agent at any time and from time to time to do any and all acts and things and execute, in his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation, or otherwise) any and all instruments which said attorney and agent may deem necessary, appropriate or desirable to enable Firstar Corporation to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with a Registration Statement and any and all amendments (including post-effective amendments) to the Registration Statement relating to the issuance of Common Stock, $1.25 par value, of Firstar Corporation and associated preferred stock purchase rights in connection with the acquisition by Firstar Corporation (or a subsidiary thereof) of First Colonial Bankshares Corporation pursuant to and in accordance with an Agreement and Plan of Reorganization and related Plan of Merger entered into by Firstar Corporation, including specifically but without limitation thereto, power and authority to sign his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation or by attesting the seal of Firstar Corporation, or otherwise) to such Registration Statement and to such amendments (including post-effective amendments) to the Registration Statement to be filed with the Securities and Exchange Commission, or any of the exhibits, financial statements and schedules, or the Proxy Statements-Prospectuses, filed therewith, and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Any one of said attorneys and agents shall have, and may exercise, all the powers hereby conferred.

             IN WITNESS WHEREOF, the undersigned has signed his or her name hereto on the 17th day of October, 1994.

                                             /s/  John A. Becker

                      FIRST COLONIAL BANKSHARES CORPORATION


                        POWER OF ATTORNEY WITH RESPECT TO
                             REGISTRATION STATEMENT
                            COVERING COMMON STOCK OF
                               FIRSTAR CORPORATION


             KNOW ALL MEN BY THESE PRESENTS that the undersigned, an officer and/or director of FIRSTAR CORPORATION, does hereby constitute and appoint Roger L. Fitzsimonds, John A. Becker, Howard H. Hopwood, William H. Risch and William J. Schulz, and each of them, severally, his or her true and lawful attorney and agent at any time and from time to time to do any and all acts and things and execute, in his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation, or otherwise) any and all instruments which said attorney and agent may deem necessary, appropriate or desirable to enable Firstar Corporation to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with a Registration Statement and any and all amendments (including post-effective amendments) to the Registration Statement relating to the issuance of Common Stock, $1.25 par value, of Firstar Corporation and associated preferred stock purchase rights in connection with the acquisition by Firstar Corporation (or a subsidiary thereof) of First Colonial Bankshares Corporation pursuant to and in accordance with an Agreement and Plan of Reorganization and related Plan of Merger entered into by Firstar Corporation, including specifically but without limitation thereto, power and authority to sign his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation or by attesting the seal of Firstar Corporation, or otherwise) to such Registration Statement and to such amendments (including post-effective amendments) to the Registration Statement to be filed with the Securities and Exchange Commission, or any of the exhibits, financial statements and schedules, or the Proxy Statements-Prospectuses, filed therewith, and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Any one of said attorneys and agents shall have, and may exercise, all the powers hereby conferred.

             IN WITNESS WHEREOF, the undersigned has signed his or her name hereto on the 17th day of October, 1994.



                                         /s/  William H. Risch

                      FIRST COLONIAL BANKSHARES CORPORATION


                        POWER OF ATTORNEY WITH RESPECT TO
                             REGISTRATION STATEMENT
                            COVERING COMMON STOCK OF
                               FIRSTAR CORPORATION


             KNOW ALL MEN BY THESE PRESENTS that the undersigned, an officer and/or director of FIRSTAR CORPORATION, does hereby constitute and appoint Roger L. Fitzsimonds, John A. Becker, Howard H. Hopwood, William H. Risch and William J. Schulz, and each of them, severally, his or her true and lawful attorney and agent at any time and from time to time to do any and all acts and things and execute, in his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation, or otherwise) any and all instruments which said attorney and agent may deem necessary, appropriate or desirable to enable Firstar Corporation to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with a Registration Statement and any and all amendments (including post-effective amendments) to the Registration Statement relating to the issuance of Common Stock, $1.25 par value, of Firstar Corporation and associated preferred stock purchase rights in connection with the acquisition by Firstar Corporation (or a subsidiary thereof) of First Colonial Bankshares Corporation pursuant to and in accordance with an Agreement and Plan of Reorganization and related Plan of Merger entered into by Firstar Corporation, including specifically but without limitation thereto, power and authority to sign his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation or by attesting the seal of Firstar Corporation, or otherwise) to such Registration Statement and to such amendments (including post-effective amendments) to the Registration Statement to be filed with the Securities and Exchange Commission, or any of the exhibits, financial statements and schedules, or the Proxy Statements-Prospectuses, filed therewith, and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Any one of said attorneys and agents shall have, and may exercise, all the powers hereby conferred.

             IN WITNESS WHEREOF, the undersigned has signed his or her name hereto on the 24th day of October, 1994.



                                       /s/  Michael E. Batten

                      FIRST COLONIAL BANKSHARES CORPORATION


                        POWER OF ATTORNEY WITH RESPECT TO
                             REGISTRATION STATEMENT
                            COVERING COMMON STOCK OF
                               FIRSTAR CORPORATION


             KNOW ALL MEN BY THESE PRESENTS that the undersigned, an officer and/or director of FIRSTAR CORPORATION, does hereby constitute and appoint Roger L. Fitzsimonds, John A. Becker, Howard H. Hopwood, William H. Risch and William J. Schulz, and each of them, severally, his or her true and lawful attorney and agent at any time and from time to time to do any and all acts and things and execute, in his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation, or otherwise) any and all instruments which said attorney and agent may deem necessary, appropriate or desirable to enable Firstar Corporation to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with a Registration Statement and any and all amendments (including post-effective amendments) to the Registration Statement relating to the issuance of Common Stock, $1.25 par value, of Firstar Corporation and associated preferred stock purchase rights in connection with the acquisition by Firstar Corporation (or a subsidiary thereof) of First Colonial Bankshares Corporation pursuant to and in accordance with an Agreement and Plan of Reorganization and related Plan of Merger entered into by Firstar Corporation, including specifically but without limitation thereto, power and authority to sign his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation or by attesting the seal of Firstar Corporation, or otherwise) to such Registration Statement and to such amendments (including post-effective amendments) to the Registration Statement to be filed with the Securities and Exchange Commission, or any of the exhibits, financial statements and schedules, or the Proxy Statements-Prospectuses, filed therewith, and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Any one of said attorneys and agents shall have, and may exercise, all the powers hereby conferred.

             IN WITNESS WHEREOF, the undersigned has signed his or her name hereto on the 18th day of October, 1994.



                                      /s/  George M. Chester, Jr.

                      FIRST COLONIAL BANKSHARES CORPORATION


                        POWER OF ATTORNEY WITH RESPECT TO
                             REGISTRATION STATEMENT
                            COVERING COMMON STOCK OF
                               FIRSTAR CORPORATION


             KNOW ALL MEN BY THESE PRESENTS that the undersigned, an officer and/or director of FIRSTAR CORPORATION, does hereby constitute and appoint Roger L. Fitzsimonds, John A. Becker, Howard H. Hopwood, William H. Risch and William J. Schulz, and each of them, severally, his or her true and lawful attorney and agent at any time and from time to time to do any and all acts and things and execute, in his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation, or otherwise) any and all instruments which said attorney and agent may deem necessary, appropriate or desirable to enable Firstar Corporation to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with a Registration Statement and any and all amendments (including post-effective amendments) to the Registration Statement relating to the issuance of Common Stock, $1.25 par value, of Firstar Corporation and associated preferred stock purchase rights in connection with the acquisition by Firstar Corporation (or a subsidiary thereof) of First Colonial Bankshares Corporation pursuant to and in accordance with an Agreement and Plan of Reorganization and related Plan of Merger entered into by Firstar Corporation, including specifically but without limitation thereto, power and authority to sign his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation or by attesting the seal of Firstar Corporation, or otherwise) to such Registration Statement and to such amendments (including post-effective amendments) to the Registration Statement to be filed with the Securities and Exchange Commission, or any of the exhibits, financial statements and schedules, or the Proxy Statements-Prospectuses, filed therewith, and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Any one of said attorneys and agents shall have, and may exercise, all the powers hereby conferred.

             IN WITNESS WHEREOF, the undersigned has signed his or her name hereto on the 18th day of October, 1994.



                                          /s/  Roger H. Derusha

                      FIRST COLONIAL BANKSHARES CORPORATION


                        POWER OF ATTORNEY WITH RESPECT TO
                             REGISTRATION STATEMENT
                            COVERING COMMON STOCK OF
                               FIRSTAR CORPORATION


             KNOW ALL MEN BY THESE PRESENTS that the undersigned, an officer and/or director of FIRSTAR CORPORATION, does hereby constitute and appoint Roger L. Fitzsimonds, John A. Becker, Howard H. Hopwood, William H. Risch and William J. Schulz, and each of them, severally, his or her true and lawful attorney and agent at any time and from time to time to do any and all acts and things and execute, in his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation, or otherwise) any and all instruments which said attorney and agent may deem necessary, appropriate or desirable to enable Firstar Corporation to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with a Registration Statement and any and all amendments (including post-effective amendments) to the Registration Statement relating to the issuance of Common Stock, $1.25 par value, of Firstar Corporation and associated preferred stock purchase rights in connection with the acquisition by Firstar Corporation (or a subsidiary thereof) of First Colonial Bankshares Corporation pursuant to and in accordance with an Agreement and Plan of Reorganization and related Plan of Merger entered into by Firstar Corporation, including specifically but without limitation thereto, power and authority to sign his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation or by attesting the seal of Firstar Corporation, or otherwise) to such Registration Statement and to such amendments (including post-effective amendments) to the Registration Statement to be filed with the Securities and Exchange Commission, or any of the exhibits, financial statements and schedules, or the Proxy Statements-Prospectuses, filed therewith, and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Any one of said attorneys and agents shall have, and may exercise, all the powers hereby conferred.

             IN WITNESS WHEREOF, the undersigned has signed his or her name hereto on the 17th day of October, 1994.



                                               /s/  James L. Forbes

                      FIRST COLONIAL BANKSHARES CORPORATION


                        POWER OF ATTORNEY WITH RESPECT TO
                             REGISTRATION STATEMENT
                            COVERING COMMON STOCK OF
                               FIRSTAR CORPORATION


             KNOW ALL MEN BY THESE PRESENTS that the undersigned, an officer and/or director of FIRSTAR CORPORATION, does hereby constitute and appoint Roger L. Fitzsimonds, John A. Becker, Howard H. Hopwood, William H. Risch and William J. Schulz, and each of them, severally, his or her true and lawful attorney and agent at any time and from time to time to do any and all acts and things and execute, in his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation, or otherwise) any and all instruments which said attorney and agent may deem necessary, appropriate or desirable to enable Firstar Corporation to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with a Registration Statement and any and all amendments (including post-effective amendments) to the Registration Statement relating to the issuance of Common Stock, $1.25 par value, of Firstar Corporation and associated preferred stock purchase rights in connection with the acquisition by Firstar Corporation (or a subsidiary thereof) of First Colonial Bankshares Corporation pursuant to and in accordance with an Agreement and Plan of Reorganization and related Plan of Merger entered into by Firstar Corporation, including specifically but without limitation thereto, power and authority to sign his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation or by attesting the seal of Firstar Corporation, or otherwise) to such Registration Statement and to such amendments (including post-effective amendments) to the Registration Statement to be filed with the Securities and Exchange Commission, or any of the exhibits, financial statements and schedules, or the Proxy Statements-Prospectuses, filed therewith, and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Any one of said attorneys and agents shall have, and may exercise, all the powers hereby conferred.

             IN WITNESS WHEREOF, the undersigned has signed his or her name hereto on the 20th day of October, 1994.



                                                /s/  Holmes Foster

                      FIRST COLONIAL BANKSHARES CORPORATION


                        POWER OF ATTORNEY WITH RESPECT TO
                             REGISTRATION STATEMENT
                            COVERING COMMON STOCK OF
                               FIRSTAR CORPORATION


             KNOW ALL MEN BY THESE PRESENTS that the undersigned, an officer and/or director of FIRSTAR CORPORATION, does hereby constitute and appoint Roger L. Fitzsimonds, John A. Becker, Howard H. Hopwood, William H. Risch and William J. Schulz, and each of them, severally, his or her true and lawful attorney and agent at any time and from time to time to do any and all acts and things and execute, in his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation, or otherwise) any and all instruments which said attorney and agent may deem necessary, appropriate or desirable to enable Firstar Corporation to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with a Registration Statement and any and all amendments (including post-effective amendments) to the Registration Statement relating to the issuance of Common Stock, $1.25 par value, of Firstar Corporation and associated preferred stock purchase rights in connection with the acquisition by Firstar Corporation (or a subsidiary thereof) of First Colonial Bankshares Corporation pursuant to and in accordance with an Agreement and Plan of Reorganization and related Plan of Merger entered into by Firstar Corporation, including specifically but without limitation thereto, power and authority to sign his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation or by attesting the seal of Firstar Corporation, or otherwise) to such Registration Statement and to such amendments (including post-effective amendments) to the Registration Statement to be filed with the Securities and Exchange Commission, or any of the exhibits, financial statements and schedules, or the Proxy Statements-Prospectuses, filed therewith, and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Any one of said attorneys and agents shall have, and may exercise, all the powers hereby conferred.

             IN WITNESS WHEREOF, the undersigned has signed his or her name hereto on the 16th day of October, 1994.



                                            /s/  John H. Hendee

                      FIRST COLONIAL BANKSHARES CORPORATION


                        POWER OF ATTORNEY WITH RESPECT TO
                             REGISTRATION STATEMENT
                            COVERING COMMON STOCK OF
                               FIRSTAR CORPORATION


             KNOW ALL MEN BY THESE PRESENTS that the undersigned, an officer and/or director of FIRSTAR CORPORATION, does hereby constitute and appoint Roger L. Fitzsimonds, John A. Becker, Howard H. Hopwood, William H. Risch and William J. Schulz, and each of them, severally, his or her true and lawful attorney and agent at any time and from time to time to do any and all acts and things and execute, in his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation, or otherwise) any and all instruments which said attorney and agent may deem necessary, appropriate or desirable to enable Firstar Corporation to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with a Registration Statement and any and all amendments (including post-effective amendments) to the Registration Statement relating to the issuance of Common Stock, $1.25 par value, of Firstar Corporation and associated preferred stock purchase rights in connection with the acquisition by Firstar Corporation (or a subsidiary thereof) of First Colonial Bankshares Corporation pursuant to and in accordance with an Agreement and Plan of Reorganization and related Plan of Merger entered into by Firstar Corporation, including specifically but without limitation thereto, power and authority to sign his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation or by attesting the seal of Firstar Corporation, or otherwise) to such Registration Statement and to such amendments (including post-effective amendments) to the Registration Statement to be filed with the Securities and Exchange Commission, or any of the exhibits, financial statements and schedules, or the Proxy Statements-Prospectuses, filed therewith, and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Any one of said attorneys and agents shall have, and may exercise, all the powers hereby conferred.

             IN WITNESS WHEREOF, the undersigned has signed his or her name hereto on the 18th day of October, 1994.



                                             /s/  Jerry M. Hiegel

                      FIRST COLONIAL BANKSHARES CORPORATION


                        POWER OF ATTORNEY WITH RESPECT TO
                             REGISTRATION STATEMENT
                            COVERING COMMON STOCK OF
                               FIRSTAR CORPORATION


             KNOW ALL MEN BY THESE PRESENTS that the undersigned, an officer and/or director of FIRSTAR CORPORATION, does hereby constitute and appoint Roger L. Fitzsimonds, John A. Becker, Howard H. Hopwood, William H. Risch and William J. Schulz, and each of them, severally, his or her true and lawful attorney and agent at any time and from time to time to do any and all acts and things and execute, in his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation, or otherwise) any and all instruments which said attorney and agent may deem necessary, appropriate or desirable to enable Firstar Corporation to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with a Registration Statement and any and all amendments (including post-effective amendments) to the Registration Statement relating to the issuance of Common Stock, $1.25 par value, of Firstar Corporation and associated preferred stock purchase rights in connection with the acquisition by Firstar Corporation (or a subsidiary thereof) of First Colonial Bankshares Corporation pursuant to and in accordance with an Agreement and Plan of Reorganization and related Plan of Merger entered into by Firstar Corporation, including specifically but without limitation thereto, power and authority to sign his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation or by attesting the seal of Firstar Corporation, or otherwise) to such Registration Statement and to such amendments (including post-effective amendments) to the Registration Statement to be filed with the Securities and Exchange Commission, or any of the exhibits, financial statements and schedules, or the Proxy Statements-Prospectuses, filed therewith, and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Any one of said attorneys and agents shall have, and may exercise, all the powers hereby conferred.

             IN WITNESS WHEREOF, the undersigned has signed his or her name hereto on the 12th day of October, 1994.



                                              /s/  Joe Hladky

                      FIRST COLONIAL BANKSHARES CORPORATION


                        POWER OF ATTORNEY WITH RESPECT TO
                             REGISTRATION STATEMENT
                            COVERING COMMON STOCK OF
                               FIRSTAR CORPORATION


             KNOW ALL MEN BY THESE PRESENTS that the undersigned, an officer and/or director of FIRSTAR CORPORATION, does hereby constitute and appoint Roger L. Fitzsimonds, John A. Becker, Howard H. Hopwood, William H. Risch and William J. Schulz, and each of them, severally, his or her true and lawful attorney and agent at any time and from time to time to do any and all acts and things and execute, in his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation, or otherwise) any and all instruments which said attorney and agent may deem necessary, appropriate or desirable to enable Firstar Corporation to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with a Registration Statement and any and all amendments (including post-effective amendments) to the Registration Statement relating to the issuance of Common Stock, $1.25 par value, of Firstar Corporation and associated preferred stock purchase rights in connection with the acquisition by Firstar Corporation (or a subsidiary thereof) of First Colonial Bankshares Corporation pursuant to and in accordance with an Agreement and Plan of Reorganization and related Plan of Merger entered into by Firstar Corporation, including specifically but without limitation thereto, power and authority to sign his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation or by attesting the seal of Firstar Corporation, or otherwise) to such Registration Statement and to such amendments (including post-effective amendments) to the Registration Statement to be filed with the Securities and Exchange Commission, or any of the exhibits, financial statements and schedules, or the Proxy Statements-Prospectuses, filed therewith, and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Any one of said attorneys and agents shall have, and may exercise, all the powers hereby conferred.

             IN WITNESS WHEREOF, the undersigned has signed his or her name hereto on the 20th day of October, 1994.



                                             /s/  James H. Keyes

                      FIRST COLONIAL BANKSHARES CORPORATION


                        POWER OF ATTORNEY WITH RESPECT TO
                             REGISTRATION STATEMENT
                            COVERING COMMON STOCK OF
                               FIRSTAR CORPORATION


             KNOW ALL MEN BY THESE PRESENTS that the undersigned, an officer and/or director of FIRSTAR CORPORATION, does hereby constitute and appoint Roger L. Fitzsimonds, John A. Becker, Howard H. Hopwood, William H. Risch and William J. Schulz, and each of them, severally, his or her true and lawful attorney and agent at any time and from time to time to do any and all acts and things and execute, in his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation, or otherwise) any and all instruments which said attorney and agent may deem necessary, appropriate or desirable to enable Firstar Corporation to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with a Registration Statement and any and all amendments (including post-effective amendments) to the Registration Statement relating to the issuance of Common Stock, $1.25 par value, of Firstar Corporation and associated preferred stock purchase rights in connection with the acquisition by Firstar Corporation (or a subsidiary thereof) of First Colonial Bankshares Corporation pursuant to and in accordance with an Agreement and Plan of Reorganization and related Plan of Merger entered into by Firstar Corporation, including specifically but without limitation thereto, power and authority to sign his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation or by attesting the seal of Firstar Corporation, or otherwise) to such Registration Statement and to such amendments (including post-effective amendments) to the Registration Statement to be filed with the Securities and Exchange Commission, or any of the exhibits, financial statements and schedules, or the Proxy Statements-Prospectuses, filed therewith, and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Any one of said attorneys and agents shall have, and may exercise, all the powers hereby conferred.

             IN WITNESS WHEREOF, the undersigned has signed his or her name hereto on the 18th day of October, 1994.



                                       /s/  Sheldon B. Lubar

                      FIRST COLONIAL BANKSHARES CORPORATION


                        POWER OF ATTORNEY WITH RESPECT TO
                             REGISTRATION STATEMENT
                            COVERING COMMON STOCK OF
                               FIRSTAR CORPORATION


             KNOW ALL MEN BY THESE PRESENTS that the undersigned, an officer and/or director of FIRSTAR CORPORATION, does hereby constitute and appoint Roger L. Fitzsimonds, John A. Becker, Howard H. Hopwood, William H. Risch and William J. Schulz, and each of them, severally, his or her true and lawful attorney and agent at any time and from time to time to do any and all acts and things and execute, in his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation, or otherwise) any and all instruments which said attorney and agent may deem necessary, appropriate or desirable to enable Firstar Corporation to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with a Registration Statement and any and all amendments (including post-effective amendments) to the Registration Statement relating to the issuance of Common Stock, $1.25 par value, of Firstar Corporation and associated preferred stock purchase rights in connection with the acquisition by Firstar Corporation (or a subsidiary thereof) of First Colonial Bankshares Corporation pursuant to and in accordance with an Agreement and Plan of Reorganization and related Plan of Merger entered into by Firstar Corporation, including specifically but without limitation thereto, power and authority to sign his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation or by attesting the seal of Firstar Corporation, or otherwise) to such Registration Statement and to such amendments (including post-effective amendments) to the Registration Statement to be filed with the Securities and Exchange Commission, or any of the exhibits, financial statements and schedules, or the Proxy Statements-Prospectuses, filed therewith, and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Any one of said attorneys and agents shall have, and may exercise, all the powers hereby conferred.

             IN WITNESS WHEREOF, the undersigned has signed his or her name hereto on the 25th day of October, 1994.



                                         /s/  Daniel F. McKeithan, Jr.

                      FIRST COLONIAL BANKSHARES CORPORATION


                        POWER OF ATTORNEY WITH RESPECT TO
                             REGISTRATION STATEMENT
                            COVERING COMMON STOCK OF
                               FIRSTAR CORPORATION


             KNOW ALL MEN BY THESE PRESENTS that the undersigned, an officer and/or director of FIRSTAR CORPORATION, does hereby constitute and appoint Roger L. Fitzsimonds, John A. Becker, Howard H. Hopwood, William H. Risch and William J. Schulz, and each of them, severally, his or her true and lawful attorney and agent at any time and from time to time to do any and all acts and things and execute, in his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation, or otherwise) any and all instruments which said attorney and agent may deem necessary, appropriate or desirable to enable Firstar Corporation to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with a Registration Statement and any and all amendments (including post-effective amendments) to the Registration Statement relating to the issuance of Common Stock, $1.25 par value, of Firstar Corporation and associated preferred stock purchase rights in connection with the acquisition by Firstar Corporation (or a subsidiary thereof) of First Colonial Bankshares Corporation pursuant to and in accordance with an Agreement and Plan of Reorganization and related Plan of Merger entered into by Firstar Corporation, including specifically but without limitation thereto, power and authority to sign his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation or by attesting the seal of Firstar Corporation, or otherwise) to such Registration Statement and to such amendments (including post-effective amendments) to the Registration Statement to be filed with the Securities and Exchange Commission, or any of the exhibits, financial statements and schedules, or the Proxy Statements-Prospectuses, filed therewith, and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Any one of said attorneys and agents shall have, and may exercise, all the powers hereby conferred.

             IN WITNESS WHEREOF, the undersigned has signed his or her name hereto on the 17th day of October, 1994.



                                       /s/  George W. Mead, II

                      FIRST COLONIAL BANKSHARES CORPORATION


                        POWER OF ATTORNEY WITH RESPECT TO
                             REGISTRATION STATEMENT
                            COVERING COMMON STOCK OF
                               FIRSTAR CORPORATION


             KNOW ALL MEN BY THESE PRESENTS that the undersigned, an officer and/or director of FIRSTAR CORPORATION, does hereby constitute and appoint Roger L. Fitzsimonds, John A. Becker, Howard H. Hopwood, William H. Risch and William J. Schulz, and each of them, severally, his or her true and lawful attorney and agent at any time and from time to time to do any and all acts and things and execute, in his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation, or otherwise) any and all instruments which said attorney and agent may deem necessary, appropriate or desirable to enable Firstar Corporation to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with a Registration Statement and any and all amendments (including post-effective amendments) to the Registration Statement relating to the issuance of Common Stock, $1.25 par value, of Firstar Corporation and associated preferred stock purchase rights in connection with the acquisition by Firstar Corporation (or a subsidiary thereof) of First Colonial Bankshares Corporation pursuant to and in accordance with an Agreement and Plan of Reorganization and related Plan of Merger entered into by Firstar Corporation, including specifically but without limitation thereto, power and authority to sign his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation or by attesting the seal of Firstar Corporation, or otherwise) to such Registration Statement and to such amendments (including post-effective amendments) to the Registration Statement to be filed with the Securities and Exchange Commission, or any of the exhibits, financial statements and schedules, or the Proxy Statements-Prospectuses, filed therewith, and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Any one of said attorneys and agents shall have, and may exercise, all the powers hereby conferred.

             IN WITNESS WHEREOF, the undersigned has signed his or her name hereto on the 18th day of October, 1994.



                                                   /s/  Guy A. Osborn

                      FIRST COLONIAL BANKSHARES CORPORATION


                        POWER OF ATTORNEY WITH RESPECT TO
                             REGISTRATION STATEMENT
                            COVERING COMMON STOCK OF
                               FIRSTAR CORPORATION


             KNOW ALL MEN BY THESE PRESENTS that the undersigned, an officer and/or director of FIRSTAR CORPORATION, does hereby constitute and appoint Roger L. Fitzsimonds, John A. Becker, Howard H. Hopwood, William H. Risch and William J. Schulz, and each of them, severally, his or her true and lawful attorney and agent at any time and from time to time to do any and all acts and things and execute, in his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation, or otherwise) any and all instruments which said attorney and agent may deem necessary, appropriate or desirable to enable Firstar Corporation to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with a Registration Statement and any and all amendments (including post-effective amendments) to the Registration Statement relating to the issuance of Common Stock, $1.25 par value, of Firstar Corporation and associated preferred stock purchase rights in connection with the acquisition by Firstar Corporation (or a subsidiary thereof) of First Colonial Bankshares Corporation pursuant to and in accordance with an Agreement and Plan of Reorganization and related Plan of Merger entered into by Firstar Corporation, including specifically but without limitation thereto, power and authority to sign his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation or by attesting the seal of Firstar Corporation, or otherwise) to such Registration Statement and to such amendments (including post-effective amendments) to the Registration Statement to be filed with the Securities and Exchange Commission, or any of the exhibits, financial statements and schedules, or the Proxy Statements-Prospectuses, filed therewith, and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Any one of said attorneys and agents shall have, and may exercise, all the powers hereby conferred.

             IN WITNESS WHEREOF, the undersigned has signed his or her name hereto on the 20th day of October, 1994.



                                           /s/  Judith D. Pyle

                      FIRST COLONIAL BANKSHARES CORPORATION


                        POWER OF ATTORNEY WITH RESPECT TO
                             REGISTRATION STATEMENT
                            COVERING COMMON STOCK OF
                               FIRSTAR CORPORATION


             KNOW ALL MEN BY THESE PRESENTS that the undersigned, an officer and/or director of FIRSTAR CORPORATION, does hereby constitute and appoint Roger L. Fitzsimonds, John A. Becker, Howard H. Hopwood, William H. Risch and William J. Schulz, and each of them, severally, his or her true and lawful attorney and agent at any time and from time to time to do any and all acts and things and execute, in his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation, or otherwise) any and all instruments which said attorney and agent may deem necessary, appropriate or desirable to enable Firstar Corporation to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with a Registration Statement and any and all amendments (including post-effective amendments) to the Registration Statement relating to the issuance of Common Stock, $1.25 par value, of Firstar Corporation and associated preferred stock purchase rights in connection with the acquisition by Firstar Corporation (or a subsidiary thereof) of First Colonial Bankshares Corporation pursuant to and in accordance with an Agreement and Plan of Reorganization and related Plan of Merger entered into by Firstar Corporation, including specifically but without limitation thereto, power and authority to sign his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation or by attesting the seal of Firstar Corporation, or otherwise) to such Registration Statement and to such amendments (including post-effective amendments) to the Registration Statement to be filed with the Securities and Exchange Commission, or any of the exhibits, financial statements and schedules, or the Proxy Statements-Prospectuses, filed therewith, and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Any one of said attorneys and agents shall have, and may exercise, all the powers hereby conferred.

             IN WITNESS WHEREOF, the undersigned has signed his or her name hereto on the 18th day of October, 1994.



                                       /s/  Clifford V. Smith, Jr.

                      FIRST COLONIAL BANKSHARES CORPORATION


                        POWER OF ATTORNEY WITH RESPECT TO
                             REGISTRATION STATEMENT
                            COVERING COMMON STOCK OF
                               FIRSTAR CORPORATION


             KNOW ALL MEN BY THESE PRESENTS that the undersigned, an officer and/or director of FIRSTAR CORPORATION, does hereby constitute and appoint Roger L. Fitzsimonds, John A. Becker, Howard H. Hopwood, William H. Risch and William J. Schulz, and each of them, severally, his or her true and lawful attorney and agent at any time and from time to time to do any and all acts and things and execute, in his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation, or otherwise) any and all instruments which said attorney and agent may deem necessary, appropriate or desirable to enable Firstar Corporation to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with a Registration Statement and any and all amendments (including post-effective amendments) to the Registration Statement relating to the issuance of Common Stock, $1.25 par value, of Firstar Corporation and associated preferred stock purchase rights in connection with the acquisition by Firstar Corporation (or a subsidiary thereof) of First Colonial Bankshares Corporation pursuant to and in accordance with an Agreement and Plan of Reorganization and related Plan of Merger entered into by Firstar Corporation, including specifically but without limitation thereto, power and authority to sign his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation or by attesting the seal of Firstar Corporation, or otherwise) to such Registration Statement and to such amendments (including post-effective amendments) to the Registration Statement to be filed with the Securities and Exchange Commission, or any of the exhibits, financial statements and schedules, or the Proxy Statements-Prospectuses, filed therewith, and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Any one of said attorneys and agents shall have, and may exercise, all the powers hereby conferred.

             IN WITNESS WHEREOF, the undersigned has signed his or her name hereto on the 28th day of October, 1994.



                                            /s/  William W. Wirtz